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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 30, 2005
                        (Date of earliest event reported)

                                   ----------

                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

                                   ----------

           Delaware                       0-15291                36-3312434
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                    File No.)          Identification No.)

                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 3, 2005, Arlington Hospitality, Inc. (the "Company") and Mr. Stephen K. Miller entered into a Fourth Amendment (the "Fourth Amendment") to Mr. Miller's Employment Agreement dated July 25, 2003, as amended on September 10, 2003, October 31, 2003 and February 2, 2005 (the "Employment Agreement"). The Fourth Amendment is effective as of April 30, 2005 and provides that Mr. Miller will continue to serve as the Company's Interim Chief Executive Officer until the earlier of: (i) June 30, 2005 (extended from April 30, 2005); or (ii) until a successor Chief Executive Officer is appointed. The remainder of the Employment Agreement remains unchanged.

         Attached hereto as Exhibit 10.1 is the Fourth Amendment. Also, attached hereto as Exhibit 10.2 is the Third Amendment to Mr. Miller's employment agreement which was entered into on February 2, 2005 (the "Third Amendment"). The Third Amendment was previously filed as Exhibit 10.31 to the Company's Form 10-K for the year ended December 31, 2004. The Third Amendment attached hereto supercedes the previously filed amendment and provides for certain non-material changes that were made to the Third Amendment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description

10.1 Fourth Amendment to Employment Agreement of Stephen K. Miller dated May 3, 2005.

10.2 Third Amendment to Employment Agreement of Stephen K. Miller dated February 2, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 4, 2005


                                             Arlington Hospitality, Inc.
                                             (Registrant)

                                             By:  /s/ James B. Dale
                                                  -----------------------------
                                                      James B. Dale
                                                      Senior Vice President and
                                                      Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit           Description
10.1              Fourth Amendment to Employment Agreement of Stephen K. Miller
                  dated May 3, 2005.

10.2 Third Amendment to Employment Agreement of Stephen K. Miller dated February 2, 2005.